Exhibit 10.1

EXECUTION VERSION

SERIES 2005-1

INDENTURE SUPPLEMENT

between

CROWN CASTLE TOWERS LLC

CROWN CASTLE SOUTH LLC

CROWN COMMUNICATION INC.

CROWN CASTLE PT INC.

CROWN COMMUNICATION NEW YORK, INC.

CROWN CASTLE INTERNATIONAL CORP. DE PUERTO RICO

as Issuers

and

JPMorgan Chase Bank, N.A.

as Indenture Trustee

dated as of September 26, 2006

TABLE OF CONTENTS

		Page
	ARTICLE I

	AMENDMENT

Section 1.01	Amendment to Section 1.01	2
Section 1.02	Amendment to Section 2.12	2
Section 1.03	Amendment to Section 7.02(a)(vii)	2
Section 1.04	Amendment to Section 7.02(a)(i)	2
Section 1.05	Amendment to Section 7.02(a)(ii)	2
Section 1.06	Amendment to Section 7.02(a)(iv)	2

	ARTICLE II

	GENERAL PROVISIONS

Section 2.01	Date of Execution	2
Section 2.02	Effectiveness	2
Section 2.03	Governing Law	3
Section 2.04	Severability	3
Section 2.05	Counterparts	3

	ARTICLE III

	APPLICABILITY OF INDENTURE 3

Section 3.01	Applicability	3

-i-

SERIES 2005-1

INDENTURE SUPPLEMENT

THIS SERIES 2005-1 INDENTURE SUPPLEMENT (this “Indenture Supplement”), dated as of September 26, 2006, is between CROWN CASTLE TOWERS LLC, a Delaware limited liability company (the “Issuer Entity”), CROWN CASTLE SOUTH LLC, a Delaware limited liability company, CROWN COMMUNICATION INC., a Delaware corporation, CROWN CASTLE PT INC., a Delaware corporation, CROWN COMMUNICATION NEW YORK, INC., a Delaware corporation, and CROWN CASTLE INTERNATIONAL CORP. DE PUERTO RICO, a Puerto Rico corporation (collectively, together with the Issuer Entity, the “Issuers”), and JPMorgan Chase Bank, N.A., as indenture trustee and not in its individual capacity (in such capacity, the “Indenture Trustee”).

Capitalized terms used and not defined herein shall have the respective meanings set forth in the Consent Solicitation Statement (as defined below).

RECITALS

WHEREAS, the Issuers and the Indenture Trustee are parties to an Indenture, dated as of June 1, 2005 (the “Indenture”);

WHEREAS, the Issuers have determined that it is in the best interests of the Issuers to authorize and approve proposed amendments to certain provisions of the Indenture (the “Proposed Amendments”);

WHEREAS, Section 13.02 of the Indenture provides that the Issuers and the Trustee may amend the Indenture and the Notes with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, excluding Notes owned by the Issuers or their affiliates;

WHEREAS, the Issuers are soliciting consents pursuant to a Consent Solicitation Statement, dated September 6, 2006 (the “Consent Solicitation Statement”), and accompanying Consent Letter, from the Holders in connection with the Proposed Amendments as described in the Consent Solicitation Statement;

WHEREAS, the Holders of at least a majority in principal amount of the outstanding Notes, excluding Notes owned by the Issuers or their affiliates, have consented to the Proposed Amendments in accordance with Section 13.02 of the Indenture; and

WHEREAS, the execution and delivery of this Indenture Supplement have been duly authorized and all conditions and requirements necessary to make this Indenture Supplement a valid and binding agreement have been duly performed and complied with;

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, it is mutually covenanted and agreed, for the equal proportionate benefit of all Holders, as follows:

ARTICLE I

AMENDMENT

Section 1.01 Amendment to Section 1.01. The definition of “Consolidated DSCR” in Section 1.01 of the Indenture is hereby amended to read in its entirety as set forth below:

“Consolidated DSCR” shall mean, as of any date of determination, the ratio of Consolidated Adjusted EBITDA for Crown International, calculated for this purpose on a consolidated pro forma basis, for the trailing twelve month period to the sum of (a) the amount of interest that the Issuers will be required to pay over the succeeding twelve months on the outstanding principal balance of the Notes (less amounts, if any, in the Liquidated Tower Replacement Account), assuming all Notes then outstanding will be outstanding for such twelve-month period, and assuming that the interest rate on the Class A-FL Notes for each Series is equal to (and determined on the same basis as) the Note Rate on the Class A-FX Notes for such Series and determined without giving effect to any reduction in interest related to any Value Reduction Amount, and (b) the amount of consolidated interest expense that Crown International will be required to pay over the succeeding twelve months on the principal balance of all other debt securities then outstanding based on the then current interest rate for such debt securities, taking into account any risk mitigation instrument or agreement relating to such debt security for such period currently in effect. Consolidated interest expense shall not include any dividend payments on preferred stock.

Section 1.02 Amendment to Section 2.12. The fourth sentence of Section 2.12 of the Indenture is hereby amended to read in its entirety as set forth below:

Additional Notes may be issued without additional collateral, provided, that the DSCR, after giving effect to such issuance, is greater than or equal to 2.0 to 1.0, and a Rating Agency Confirmation is obtained with respect to the Notes.

Section 1.03 Amendment to Section 7.02(a)(i). Section 7.02(a)(i) is hereby amended by replacing the phrase “or chief financial officer” with the phrase “chief financial officer or treasurer”, preceded by the insertion of a comma.

Section 1.04 Amendment to Section 7.02(a)(ii). Section 7.02(a)(ii) is hereby amended by replacing the phrase “or chief financial officer” with the phrase “chief financial officer or treasurer”, preceded by the insertion of a comma.

Section 1.05 Amendment to Section 7.02(a)(iv). Section 7.02(a)(iv) is hereby amended by replacing the phrase “or chief financial officer” with the phrase “chief financial officer or treasurer”, preceded by the insertion of a comma.

Section 1.06 Amendment to Section 7.02(a)(vii). Section 7.02(a)(vii) is hereby amended by replacing the phrase “or chief financial officer” with the phrase “chief financial officer or treasurer”, preceded by the insertion of a comma, in both instances where such phrase appears in such section.

ARTICLE II

GENERAL PROVISIONS

Section 2.01 Date of Execution. This Indenture Supplement for convenience and for the purpose of reference is dated as of September 26, 2006.

Section 2.02 Effectiveness. Notwithstanding an earlier execution date, the provisions of this Indenture Supplement shall not become operative until such time as the Issuers notify the Information Agent that each of the Conditions to Execution with respect to this Indenture Supplement have been satisfied or waived. The Company shall promptly notify the Indenture Trustee in writing that this Indenture Supplement has become operative.

Section 2.03 Governing Law. THIS INDENTURE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY OF ITS PRINCIPLES OF CONFLICTS OF LAWS WHICH WOULD INVOKE THE SUBSTANTIVE LAW OF A DIFFERENT JURISDICTION) AS TO ALL MATTERS, INCLUDING WITHOUT LIMITATION, MATTERS OF VALIDITY, CONSTRUCTION, EFFECT, PERFORMANCE AND REMEDIES. THE ISSUERS IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT OR UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR IN RELATION TO THIS INDENTURE SUPPLEMENT.

Section 2.04 Severability. In case any provision in this Indenture Supplement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.05 Counterparts. This Indenture Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument.

ARTICLE III

APPLICABILITY OF INDENTURE

Section 3.01 Applicability. The provisions of the Indenture are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Indenture Supplement. The representations, warranties and covenants contained in the Indenture (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Issuers and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

CROWN CASTLE TOWERS LLC, as Issuer

By:	/s/ Jay A. Brown
Name:	Jay A. Brown
Title:	Vice President

CROWN CASTLE SOUTH LLC, as Issuer

By:	/s/ Jay A. Brown
Name:	Jay A. Brown
Title:	Vice President

CROWN COMMUNICATION INC., as Issuer

By:	/s/ Jay A. Brown
Name:	Jay A. Brown
Title:	Vice President

CROWN CASTLE PT INC., as Issuer

By:	/s/ Jay A. Brown
Name:	Jay A. Brown
Title:	Vice President

CROWN COMMUNICATION NEW YORK, INC., as Issuer

By:	/s/ Jay A. Brown
Name:	Jay A. Brown
Title:	Vice President

CROWN CASTLE INTERNATIONAL CORP. DE PUERTO RICO, as Issuer

By:	/s/ Jay A. Brown
Name:	Jay A. Brown
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Indenture Trustee

By:	/s/ Pei Huang
Name:	Pei Huang
Title:	Assistant Vice President